Accrued Expenses	12 Months Ended
Dec. 31, 2014
Orbitz
Entity Information [Line Items]
Accrued Expenses
Accrued Expenses
Accrued expenses consisted of the following:

December 31, 2014
(in thousands)
Advertising and marketing	$45,475
Employee costs	26,921
Tax sharing liability (see Note 8)	17,093
Customer service costs	13,564
Contract exit costs (a)	11,629
Customer incentive costs	11,545
Professional fees	7,723
Airline rebates	6,644
Customer refunds	5,767
Technology costs	4,727
Other	7,666
Total accrued expenses	$158,754

(a)
In connection with the early termination of an agreement with Trilegiant Corporation (now Affinion Group) in 2007, we accrued termination payments for the period from January 1, 2008 to December 31, 2016. At December 31, 2014, the liability’s carrying value of $11.7 million was included in our Consolidated Balance Sheet, $11.6 million of which was included in Accrued expenses and $0.1 million of which was included in Other non-current liabilities at December 31, 2014.